UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NORTH VALLEY BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001

Dear Shareholders:

          The 2008 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Thursday, May 22, 2008, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

1.	Notice of Annual Meeting of Shareholders

2	Proxy Statement

3.	Proxy

4.	2007 Annual Report to Shareholders

          We hope that you will attend the Annual Meeting and encourage you to read all of the enclosed materials carefully.

          Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

          As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

          We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 22, 2008.

Cordially,

/s/ J. M. (“Mike”) Wells, Jr.

J. M. (“Mike”) Wells, Jr.
Chairman of the Board

/s/ Michael J. Cushman

Michael J. Cushman
President and Chief Executive Officer

NORTH VALLEY BANCORP

Notice of Annual Meeting of Shareholders
Thursday, May 22, 2008
5:30 p.m.

TO THE SHAREHOLDERS:

          The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the “Corporation”), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 22, 2008, at 5:30 p.m., for the following purposes:

1.	To elect the following nominees as directors for a term of one year:

Michael J. Cushman	William W. Cox
Royce L. Friesen	Dante W. Ghidinelli
Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini
J. M. “Mike” Wells, Jr.

2.	To ratify and approve the 2008 Stock Incentive Plan.

3.	To ratify the appointment of Perry-Smith LLP as the Corporation’s Independent Registered Public Accounting Firm for 2008.

4.	To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

          Section 15 of the Bylaws of the Corporation provides for the nomination of Directors, as follows:

          Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee.

          Only shareholders of record at the close of business on April 11, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Leo J. Graham

Leo J. Graham
Corporate Secretary

Redding, California April 22, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001
(530) 226-2900

PROXY STATEMENT

          The enclosed proxy card (the “Proxy”) is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the “Corporation”), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Thursday, May 22, 2008, and any adjournment or postponement thereof (the “Meeting”). Only shareholders of record at the close of business on April 11, 2008, (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 7,422,366 shares of its common stock, no par value (the “Common Stock”). These proxy materials are first being mailed to shareholders on or about April 22, 2008.

          On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder’s name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation’s Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

          Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

          Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Corporation, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Corporation, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

          Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation’s telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

          Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Corporation believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

          The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

          Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted “FOR” the election of the nominees for Director recommended by the Board of Directors, “FOR” ratification and approval of the 2008 Stock Incentive Plan, and “FOR” ratification of the appointment of Perry-Smith LLP as Independent Registered Public Accounting Firm for the Corporation for the 2008 fiscal year, all as described in the Proxy Statement; and, at the Proxy holders’ discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

          A COPY OF THE ANNUAL REPORT OF THE CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, INCLUDING AUDITED FINANCIAL STATEMENTS (the “ANNUAL REPORT”), IS ENCLOSED WITH THESE PROXY MATERIALS. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST TO THE CORPORATE SECRETARY. THE ANNUAL REPORT INCLUDES A COPY OF THE CORPORATION’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, P.O. BOX 994630, REDDING, CALIFORNIA 96099-4630.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          The Bylaws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

          Section 16 of the Bylaws of the Corporation provides as follows:

          “The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.”

          At the 2005 Annual Meeting of Shareholders of North Valley Bancorp held on May 26, 2005, the shareholders of the Corporation approved the 2005 Proxy Statement Proposal No. 3, which amended the Articles of Incorporation and the Bylaws of the Corporation so as to declassify the Board of Directors as described in the 2005 Proxy Statement. As a result of those changes to the Articles and Bylaws of the Corporation, the following members of the Board of Directors will stand for election at the 2008 Annual Meeting of Shareholders for a one (1) year term, namely: Michael J. Cushman, William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, Martin A. Mariani, Dolores M. Vellutini, and J. M. (Mike) Wells, Jr.

          The authorized number of directors has been fixed by resolution of the Board of Directors at nine (9). Accordingly, nine (9) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

Michael J. Cushman	William W. Cox	Royce L. Friesen
Dante W. Ghidinelli	Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini	J. M. (Mike) Wells, Jr.

          If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The nine (9) candidates receiving the highest number of votes will be elected.

          The Board of Directors recommends a vote “FOR” each of the nine (9) nominees listed above: Michael J. Cushman, William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, Martin A. Mariani, Dolores M. Vellutini, and J. M. (Mike) Wells, Jr.

Stock Ownership of Certain Beneficial Owners and Management

          To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation’s Common Stock, except as described below. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be “beneficially” owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Westport Asset	373,388 shares	5.04%
	Management, Inc.
	253 Riverside Avenue
	Westport, CT 06880

(1) Number of shares and percentage are based on information contained in Schedule 13G, as filed by Westport Asset Management, Inc. with the Securities and Exchange Commission on February 13, 2008.

Stock Ownership Table

          The following table sets forth certain information regarding ownership of the Corporation’s Common Stock with respect to each Director of the Corporation and North Valley Bank, and each current executive officer named in the Summary Compensation Table on page 17, as well as for all Directors and executive officers of the Corporation and North Valley Bank as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 11, 2008. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column “Percent of Class.” For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be “beneficially” owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of April 11, 2008.

Beneficial Owner	Position	Beneficial Ownership(1)	Percent of Class(2)

William W. Cox(6)	Director,	62,918	*
	North Valley Bancorp
	North Valley Bank
Michael J. Cushman(5)	President and Chief Executive	200,728	2.64%
	Officer and Director,
	North Valley Bancorp
	North Valley Bank
Royce L. Friesen	Director,	57,015	*
	North Valley Bancorp
	North Valley Bank
Dante W. Ghidinelli(7)	Director,	101,961	1.37%
	North Valley Bancorp
	North Valley Bank
Leo J. Graham(5)	General Counsel and	14,901	*
	Corporate Secretary
	North Valley Bancorp
	North Valley Bank
Kevin D. Hartwick(8)	Director,	71,126	*
	North Valley Bancorp
	North Valley Bank
Roger B. Kohlmeier	Director,	39,160	*
	North Valley Bancorp
	North Valley Bank
Gary S. Litzsinger(5)	Executive Vice President and	9,442	*
	Chief Risk Officer
	North Valley Bancorp
	North Valley Bank
Scott R. Louis(5)	Executive Vice President and	5,957	*
	Chief Operating Officer
	North Valley Bancorp
	North Valley Bank
Martin A. Mariani	Director,	18,558	*
	North Valley Bancorp
	North Valley Bank
Roger D. Nash(5)	Executive Vice President and	9,780	*
	Chief Credit Officer
	North Valley Bancorp
	North Valley Bank
Dolores M. Vellutini(9)	Director,	121,585	1.64%
	North Valley Bancorp
	North Valley Bank
Kevin R. Watson(5)	Executive Vice President and	10,752	*
	Chief Financial Officer
	North Valley Bancorp
	North Valley Bank
J.M. (“Mike”) Wells, Jr. (10)	Chairman,	169,722	2.29%
	North Valley Bancorp North Valley Bank

All Directors and Executive		893,605	12.04%
Officers as a group (14
persons) (12) (13) (14)

(1)

Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 1999 Director Stock Option Plan with: 46,800 shares exercisable within 60 days of April 11, 2008 by Mr. Cox, 173,190 shares exercisable within 60 days of April 11, 2008 by Mr. Cushman; 18,600 shares exercisable within 60 days of April 11, 2008 by Mr. Friesen; 45,600 shares exercisable within 60 days of April 11, 2008 by Mr. Ghidinelli; 14,248 shares exercisable within 60 days of April 11, 2008 by Mr. Graham; 45,600 shares exercisable within 60 days of April 11, 2008 by Mr. Hartwick; 2,400 shares exercisable within 60 days of April 11, 2008 by Mr. Kohlmeier, 9,300 shares exercisable within 60 days of April 11, 2008 by Mr. Litzsinger; 5,780 shares exercisable within 60 days of April 11, 2008 by Mr. Louis; 2,400 shares exercisable within 60 days of April 11, 2008 by Mr. Mariani; 9,780 shares exercisable within 60 days of April 11, 2008 by Mr. Nash; 49,151 shares exercisable within 60 days of April 11, 2008 by Ms. Vellutini; 10,752 shares exercisable within 60 days of April 11, 2008 by Mr. Watson; and 35,600 shares exercisable within 60 days of April 11, 2008 by Mr. Wells;. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2007, with: 2,880 shares allocated to Mr. Cushman, 502 shares allocated to Mr. Graham, 142 shares allocated to Mr. Litzsinger and 177 shares allocated to Mr. Louis.

(2)	Includes stock options exercisable within 60 days of April 11, 2008. An “*” indicates less than one percent.

(3)	Intentionally omitted.

(4)	Intentionally omitted.

(5)

Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp and North Valley Bank; Kevin R. Watson is Executive Vice President and Chief Financial officer of North Valley Bancorp and North Valley Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp and North Valley Bank; Roger D. Nash is Executive Vice President and Chief Credit Officer of North Valley Bancorp and North Valley Bank; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp and North Valley Bank; Leo J. Graham is General Counsel and Corporate Secretary of North Valley Bancorp and North Valley Bank.

(6)	Includes 915 shares held by Mr. Cox’s spouse and as to which Mr. Cox disclaims beneficial ownership.

(7)	Includes 20,861 shares held by Mr. Ghidinelli as trustee for the Balma Grandchildren Trust.

(8)	Includes 420 shares held in custodian accounts for Mr. Hartwick’s children.

(9)	Includes 210 shares held by Ms. Vellutini’s spouse and 12,695 shares held by Ms. Vellutini’s son and as to which Ms. Vellutini disclaims beneficial ownership.

(10)

Includes 124,320 shares held by The Wells Family Trust, of which Mr. Wells is trustee. Includes 1,750 shares held by Mr. Wells’ spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 8,052 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the executor.

(11)	Intentionally omitted.

(12)	This group includes all current Executive Officers and Directors of the Corporation and its subsidiary, North Valley Bank.

(13)

See footnotes 5, 6, 8, 9 and 10. Includes 1,200 shares subject to options exercisable within 60 days of April 11, 2008 by the Directors under the 1989 Director Stock Option Plan, 244,951 shares subject to options exercisable within 60 days of April 11, 2008 by the Directors under the 1999 Director Stock Option Plan and 223,050 shares subject to options exercisable within 60 days of April 11, 2008 by Messrs. Cushman, Graham, Litzsinger, Louis, Nash and Watson under the 1998 Employee Stock Incentive Plan.

(14)

In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

          Certain information with respect to the nine (9) nominees for Director of the Corporation is provided below:

          William W. Cox, CRE, CCI, (age 60), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

          Michael J. Cushman (age 53), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiary, North Valley Bank. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

          Royce L. Friesen, RPh. (age 69), a Director of the Corporation since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

          Dante W. Ghidinelli (age 60), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

          Kevin D. Hartwick (age 46), a Director of the Corporation since October 2000, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

          Roger B. Kohlmeier (age 68), a Director of the Corporation since August 2004, was founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

          Martin A. Mariani (age 51), a Director of the Corporation since August 2004, is a partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

          Dolores M. Vellutini (age 70), a Director of the Corporation since October 2000, has been owner and President of Eureka Baking Company in Eureka, California, since 1988. In addition, she is a developer and the owner of Vellutini Properties in Eureka, California.

          J. M. (“Mike”) Wells, Jr. (age 67), is Chairman and a founding member of the Board of Directors of the Corporation. Mr. Wells was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells had practiced law with that firm starting in 1972.

          Certain information with respect to the current Executive Officers of the Corporation and North Valley Bank is provided below:

          Kevin R. Watson (age 42), has served as Executive Vice President and Chief Financial Officer of the Corporation and its subsidiary since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

          Scott R. Louis (age 58), has served as Executive Vice President and Chief Operations Officer of the Corporation and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Corporation in April 2005. Prior to joining the Corporation, Mr. Louis served as First Vice President for Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

          Roger D. Nash (age 59), has served as Executive Vice President and Chief Credit Officer of the Corporation and its subsidiary since September 2006. Prior to that, he served as Chief Lending Officer of the Corporation and its subsidiary since joining the Corporation in October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

          Gary S. Litzsinger (age 52), has served as Executive Vice President and Chief Risk Officer of the Corporation and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Corporation in July, 2004. Prior to joining the Corporation, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

          Leo J. Graham (age 57), has served as the Corporate Secretary and General Counsel of the Corporation and its subsidiary since January 2004. Mr. Graham was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Graham had practiced law with that firm starting in 1978.

          None of the Corporation’s Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Corporation.

GOVERNANCE OF THE CORPORATION

Code of Business Conduct and Ethics

          The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

          In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Corporation and North Valley Bank. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Corporation’s website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence

          The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the corporate governance listing standards of The Nasdaq Stock Market (“NASDAQ”).

          The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Corporation, is not independent.

Committees of the Board of Directors

          The Board of Directors of the Corporation has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

          On the date of this Proxy Statement, the members of the Board and the Committees of the Board on which they serve are as follows:

Director	Audit Committee	Nominating Committee	Compensation Committee	Executive/ Corporate Governance Committee

William W. Cox (1)		*	*	*
Michael J. Cushman				*
Royce L. Friesen	*	**	**	*
Dante W. Ghidinelli (2)	**			*
Kevin D. Hartwick (2)	*
Roger B. Kohlmeier	*
Martin A. Mariani		*	*
Dolores M. Vellutini (2)	*
J. M. (“Mike”) Wells, Jr. (2)(3)	*	*	*	**

* Member

** Chairman

(1)	Mr. Cox is the Chairman of the Director’s Loan Committee of North Valley Bank.

(2)	Mr. Ghidinelli, Mr. Hartwick, Ms. Vellutini, and Mr. Wells also serve on the Director’s Loan Committee of North Valley Bank.

(3)	Mr. Wells as Chairman of the Corporation serves on all Board Committees.

Audit Committee

          The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, SEC rules and regulations and NASDAQ listing standards. The Audit Committee met six (6) times in 2007. For more information, see the “Audit Committee Report” on page 38.

Nominating Committee

          In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are “independent” within the requirements of SOX, SEC and NASDAQ. The Nominating Committee held one meeting in 2007. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

          The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Corporation’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Corporation’s Bylaws, applicable laws and regulations.

Compensation Committee

          In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews and recommends to the Board of Directors salaries, performance-based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

          The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held two (2) meetings in 2007. For more information, see the “Report of the Compensation Committee” on page 32.

Compensation Committee Interlocks and Insider Participation

          During the fiscal year 2007, Michael J. Cushman participated in deliberations of the Corporation’s Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

Executive/Corporate Governance Committee

          The Corporation has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee met one (1) time in 2007.

Meetings of the Board of Directors

          During 2007, the Board of Directors held four (4) regularly scheduled meetings and eleven (11) special meetings. In 2007, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

          The Corporation encourages the members of its Board of Directors to attend the Corporation’s annual meeting of shareholders each year. All of the Directors attended the Corporation’s annual meeting of shareholders held in 2007.

Shareholder Communications with Directors

          A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send correspondence to:

Board of Directors (or Committee Name or Director’s Name)
c/o Corporate Secretary
North Valley Bancorp
P.O. Box 994630
Redding, California 96099-4630

          The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked “Personal and Confidential”, it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Corporation’s Directors and Executive Officers and persons who own more than 10% of a registered class of the Corporation’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

          To the Corporation’s knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

          The Board of Directors of North Valley Bancorp strives to ensure that its compensation plan is consistent with the strategic goals and objectives of the Corporation and maintains the standards of good corporate governance.

Philosophy

          All of the Corporation’s compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. North Valley Bancorp believes the performance of every employee is important to its success and recognizes the importance of executive compensation and incentive programs to achieve improved performance.

          North Valley Bancorp believes that the compensation of its executives should reflect their success as a management team, rather than individuals, in attaining key operating objectives, such as growth of deposits, loans, maintaining credit quality, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. North Valley Bancorp believes that the performance of the executives in managing the Corporation, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. North Valley Bancorp also believes that their compensation should not be based on the short-term performance of the Corporation stock, whether favorable or unfavorable, but rather that the price of the Corporation stock will, in the long-term, reflect its operating performance, and ultimately, the management of the Corporation by its executives. North Valley Bancorp seeks to have the long-term performance of the Corporation stock reflected in executive compensation through stock option awards.

Overview of Compensation and Process

          Elements of compensation for corporate executives include: salary, bonus, stock option awards, deferred compensation plans, salary continuation plan, health, disability and life insurance, and perquisites. Base salaries are set for our Executive Officers at the regularly scheduled winter meeting of the Compensation Committee. At this meeting, the Compensation Committee also reviews and recommends the management incentive plan for the new fiscal year (the “Executive Discretionary Incentive Plan”) and recommends stock option awards for the Corporation’s Executive Officers and certain other eligible employees.

          At the beginning of each fiscal year, it has been the practice of the Compensation Committee to review the history of all the elements of each Executive Officer’s total compensation over previous years and compare the compensation of the Executive Officers with that of the executive officers in an appropriate market place and industry comparison group. Typically, the Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to the Executive Officers who report to him. Such Executive Officers are not present at the time of these deliberations. The Chairman of the Board then makes compensation recommendations to the Compensation Committee with respect to the Chief Executive Officer, who is absent from that meeting. The Compensation Committee may accept or adjust such recommendations.

          North Valley Bancorp chooses to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each Executive Officer:

•	Performance against corporate and individual objectives for the previous year;

•	Value of their unique skills and capabilities to support long-term performance of the Corporation;

•	Achievement of strategic objectives;

•	Earnings per share;

•	Deposits and/or loan growth; and

•	Any of the above measures compared to peer or other companies.

          These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our strategic plan, providing proper compliance and regulatory compliance, and helping to create a cohesive team. Actual performance measures for the Executive Officers will be chosen by the Compensation Committee. During 2007, an outside benefits attorney was engaged to review non-qualified deferred compensation plans and to recommend changes to those plans to make them conform with IRS regulations and regulatory requirements and, further, to advise with regard to best practices concerning the structure and implementation of those plans.

          In 2007, the Corporation entered into an Agreement and Plan of Merger with Sterling Financial Corporation. The Agreement was terminated on December 1, 2007, because Sterling Financial Corporation failed to obtain the necessary regulatory approvals. The Corporation experienced significant challenges and non-core expenses during 2007. The Compensation Committee took into consideration the effects of this transaction when reviewing and recommending compensation and benefits based on the 2007 performance. In particular, the Compensation Committee noted the manner in which the Chief Executive Officer and other executive officers responded to the challenges created by this failed merger and were able to maintain the overall fiscal and operational integrity of the Corporation throughout 2007.

EXECUTIVE COMPENSATION

Base Salary

          It is the goal of the Corporation’s Compensation Committee to establish salary compensation for its Executive Officers based on the Corporation’s operating performance relative to comparable peer companies over a three-year to five-year period. North Valley Bancorp believes this gives it the opportunity to attract and retain talented managerial employees, both at the senior executive level and below.

Bonus

          The Executive Discretionary Incentive Plan is designed to reward the Corporation’s executives for the achievement of short-term financial goals, including increases in performance against peer banks, the achievement of short-term and long-term strategic goals, and overall financial performance of the Corporation. It is the Corporation’s general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually. North Valley Bancorp believes that this is important to aligning our Executive Officers and promoting teamwork among them. Bonus percentages for Executive Officers were initially proposed by a compensation consultant based on an analysis of peer banks and industry sector considerations. Those basic percentages, which are discretionary with the Compensation Committee, have generally been followed in recent years, including 2007. Those percentages are as follows: for Executive Officers other than the Chief Executive Officer, the range is 10% - 40% of base salary; and for the Chief Executive Officer, the range is 10% - 50% of base salary. Similarly, Executive Officers are eligible for discretionary incentive stock option awards based on the following percentages: for Executive Officers other than the Chief Executive Officer, the range is 0% - 5% of base salary as the number of options considered for award; and for the Chief Executive Officer, the range is 0% - 6% of base salary as the number of options considered for award.

          Although each Executive Officer is eligible to receive an award at the discretion of the Compensation Committee, the granting of the award as to any individual, officer or as a group, is first at the discretion of the Chief Executive Officer and then, based on his recommendation, at the discretion of the Compensation Committee and the entire Board of Directors. The Compensation Committee may choose whether to award a bonus and decides on the actual level of the award in light of all relevant factors after completion of the applicable fiscal year.

          The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer (Principal Executive Officer) and the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Corporation and all of the other Executive Officers for services in all capacities provided to the Corporation and North Valley Bank during 2006 and 2007:

SUMMARY COMPENSATION TABLE

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Year	(1)($)	(2)($)	($)	(3)($)	($)	(4)($)	(5)($)	($)

Michael J. Cushman President and Chief Executive Officer	2007	$286,650	$124,000	—	$74,161	—	$254,744	$13,508	$753,063
	2006	$275,625	$124,000	—	$65,065	—	$285,059	$16,704	$766,453

Kevin R. Watson (6) Executive Vice President and Chief Financial Officer	2007	$187,200	$63,648	—	$24,010	—	$80,821	$16,140	$371,819
	2006	$150,000	$63,000	—	$16,362	—	—	$8,230	$237,592

Scott R. Louis Executive Vice President and Chief Operating Officer	2007	$154,000	$52,360	—	$13,637	—	$27,094	$14,137	$261,228
	2006	$140,000	$49,000	—	$2,531	—	$17,391	$10,082	$219,004

Roger D. Nash Executive Vice President and Chief Credit Officer	2007	$154,000	$52,360	—	$21,159	—	$29,980	$11,100	$268,599
	2006	$140,000	$49,000	—	$10,054	—	$24,777	$7,030	$230,861

Gary S. Litzsinger Executive Vice President and Chief Risk Officer	2007	$111,100	$35,885	—	$17,415	—	$18,670	$6,480	$189,550
	2006	$104,800	$36,380	—	$11,839	—	$13,741	$5,182	$171,942

Leo J. Graham General Counsel and Corporate Secretary	2007	$170,500	$57,382	—	$25,525	—	$143,658	$13,522	$410,587
	2006	$163,950	$57,382	—	$16,535	—	$142,294	$10,833	$390,994

(1)	Base salary includes 401(k) Plan and Executive Deferred Compensation Plan (“EDCP”) contributions made by the named officers.

(2)	These bonus amounts were paid in 2007 and 2008 attributable to 2006 and 2007 performance, respectively.

(3)

The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 and 2007 in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in Footnote 1 to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(4)

The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual’s salary continuation plan and the above-market or preferential earnings on any nonqualified deferred compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2006, the interest rate paid was 9.30% and the above-market rate was determined to be 5.98%. For 2007, the interest rate paid was 10.40%, and the above-market rate was determined to be 5.80%.

(5)	Included in this column are perquisites described below in the table under the heading “Perquisites.”

(6)	Mr. Watson joined the Corporation in March 2006. His annual base salary for 2006 was set at $180,000. The amount shown reflects base salary paid in 2006.

Perquisites

          Executive Officers who participated in the North Valley Bancorp 401(k) Plan received matching funds, as did all employees of the Corporation who participated in the Plan. All of the Corporation’s employees and Executive Officers named in the Summary Compensation Table above are eligible to participate in the Corporation’s ESOP Plan. Named Executive Officers, in addition, are eligible to receive the same health and insurance benefits as made available to all other employees of the Corporation. In addition, the named Executive Officers are eligible to participate in executive and key employee deferred compensation plans as discussed hereafter. Named Executive Officers also have certain 2006 and 2007 perquisites as follows:

Name and Principal Position	Year	Auto Allowance ($)	Club Memberships & Dues ($)	401K Matching Contribution ($)	ESOP ($)	Total ($)

Michael J. Cushman	2007	$2,350	$3,600	$3,850	$3,708	$13,508
President and Chief	2006	$2,350	$3,540	$3,850	$6,964	$16,704
Executive Officer

Kevin R. Watson	2007	$6,000	$3,540	$6,600	—	$16,140
Executive Vice President	2006	$4,750	$3,480	—	—	$8,230
and Chief Financial Officer

Scott R. Louis	2007	$1,850	$3,590	$6,058	$2,639	$14,137
Executive Vice President	2006	$1,850	$3,540	$4,692	—	$10,082
and Chief Operating Officer

Roger D. Nash	2007	$1,450	$3,595	$6,055	—	$11,100
Executive Vice President	2006	$1,450	$3,480	$2,100	—	$7,030
and Chief Credit Officer

Gary S. Litzsinger	2007	$1,450	—	$2,916	$2,114	$6,480
Executive Vice President	2006	$1,450	—	$3,732	—	$5,182
and Chief Risk Officer

Leo J. Graham	2007	—	$3,540	$6,600	$3,382	$13,522
General Counsel and	2006	—	$3,480	$2,459	$4,894	$10,833
Corporate Secretary

Stock Option Awards

          North Valley Bancorp intends that its stock option award program be the primary vehicle for offering long-term incentives and rewarding its Executive Officers and key employees. The Corporation also regards its stock option award program as a key retention tool. This is a very important factor in its determination of the type of option award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of the Corporation’s Common Stock, North Valley Bancorp has always believed that granting stock options is the best method of motivating the Executive Officers to manage the Corporation in a manner that is consistent with the interests of the Corporation and its shareholders.

Timing of Grants

          Stock options to the Corporation’s Executive Officers and other key employees are typically granted annually in conjunction with a review of the individual performance of its Executive Officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of the Board in January following the fiscal year under consideration. Grants to newly hired employees are effective on the date of grant as consideration for the hiring of the new employee. The exercise price of all stock options is set at the closing price of the day of Common Stock as reported on the Nasdaq Global Select Market on the date of grant.

2007 GRANTS OF PLAN-BASED AWARDS TABLE

								All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying

										Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Estimated Future Payouts Under			Estimated Future Payouts Under
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (1)(#)	Awards (2)($ / Sh)	Awards (3)($)

Michael J. Cushman	01/25/07	—	—	—	—	—	—	—	14,963	$20.03	$76,851
Kevin R. Watson	01/25/07	—	—	—	—	—	—	—	7,200	$20.03	$36,980
Scott R. Louis	01/25/07	—	—	—	—	—	—	—	5,600	$20.03	$28,762
Roger D. Nash	01/25/07	—	—	—	—	—	—	—	5,600	$20.03	$28,762
Gary S. Litzsinger	01/25/07	—	—	—	—	—	—	—	4,192	$20.03	$21,530
Leo J. Graham	01/25/07	—	—	—	—	—	—	—	6,558	$20.03	$33,682

(1)

Options granted under the 1998 Employee Stock Incentive Plan (the “1998 Plan”) are either incentive options or non-statutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan will become fully vested and exercisable. Options granted under the 1998 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp’s capitalization, including stock splits and stock dividends. All options granted to the named Executive Officers in 2007 are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp Common Stock on the date of grant.

(2)	The exercise price was determined based upon the closing price of North Valley Bancorp Common Stock as reported on The Nasdaq Global Select Market on the grant date.

(3)

The Black-Scholes option-pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. Options awarded January 25, 2007 were valued at $5.14 per share in accordance with FAS 123(R). The assumptions used to develop the January 25, 2007 grant date valuations were: risk-free rate of return of 4.85%, dividend rate of 2.28%, volatility rate of 23.50%, and an average term of 6.25 years. The real value of the options in this table will depend on the actual performance of the Corporation’s Common Stock during the applicable period and the fair market value of the Corporation’s Common Stock on the date the options are exercised.

Outstanding Equity Awards At Fiscal Year-End

          The following table summarizes information about the options, warrants and rights and other equity compensation under the Corporation’s equity plans as of December 31, 2007, for each of the named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards							Stock Awards

											Equity
											Incentive
											Plan
										Equity	Awards:
										Incentive	Market or
					Equity					Plan	Payout
					Incentive					Awards:	Value of
					Plan					Number of	Unearned
			Number of		Awards:			Number of	Market	Unearned	Shares,
	Number of		Securities		Number of			Shares or	Value of	Shares,	Units or
	Securities		Underlying		Securities			Units of	Shares or	Units or	Other
	Underlying		Unexercised		Underlying			Stock	Units of	Other	Rights
	Unexercised		Options		Unexercised	Option		That	Stock That	Rights	That
	Options (#)		(#)		Unearned	Exercise	Option	Have Not	Have Not	that Have	Have Not
					Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable		Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)

Michael J. Cushman	37,500	(1)	—		—	$10.63	8/19/2008	—	—	—	—
	33,750	(2)	—		—	$8.58	2/16/2009	—	—	—	—
	14,859	(3)	—		—	$8.87	4/26/2011	—	—	—	—
	10,638	(4)	—		—	$9.40	1/24/2012	—	—	—	—
	15,000	(5)	—		—	$10.24	7/25/2012	—	—	—	—
	18,900	(6)	—		—	$13.06	1/30/2013	—	—	—	—
	9,600	(7)	2,400	(7)	—	$15.72	1/20/2014	—	—	—	—
	8,977	(8)	5,986	(8)	—	$19.86	1/20/2015	—	—	—	—
	5,985	(9)	8,978	(9)	—	$17.95	2/3/2016	—	—	—	—
	2,992	(14)	11,971	(14)	—	$20.03	1/25/2017	—	—	—	—

Kevin R. Watson	4,000	(10)	6,000	(10)	—	$16.38	4/27/2016	—	—	—	—
	1,440	(14)	5,760	(14)	—	$20.03	1/25/2017	—	—	—	—

Scott R. Louis	1,500	(11)	1,000	(11)	—	$17.63	4/28/2015	—	—	—	—
	1,120	(14)	4,480	(14)	—	$20.03	1/25/2017	—	—	—	—

Roger D. Nash	6,000	(12)	4,000	(12)	—	$17.00	10/20/2015	—	—	—	—
	1,120	(14)	4,480	(14)	—	$20.03	1/25/2017	—	—	—	—

Gary S. Litzsinger	3,200	(13)	800	(13)	—	$16.18	8/5/2014	—	—	—	—
	1,200	(8)	800	(8)	—	$19.86	1/20/2015	—	—	—	—
	1,142	(9)	1,714	(9)	—	$17.95	2/3/2016	—	—	—	—
	838	(14)	3,354	(14)	—	$20.03	1/25/2017	—	—	—	—

Leo J. Graham	4,000	(7)	1,000	(7)	—	$15.72	1/20/2014	—	—	—	—
	1,800	(8)	1,200	(8)	—	$19.86	1/20/2015	—	—	—	—
	1,680	(9)	2,520	(9)	—	$17.95	2/3/2016	—	—	—	—
	1,311	(14)	5,247	(14)	—	$20.03	1/25/2017	—	—	—	—

(1)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at August 19, 2002.

(2)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at February 16, 2003.

(3)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 26, 2005.

(4)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 24, 2006.

(5)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at July 25, 2006.

(6)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 30, 2007.

(7)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at January 20, 2007 with the remaining vesting to occur on January 20, 2008.

(8)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at January 20, 2007 with the remaining vesting to occur on January 20, 2008 and 2009.

(9)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at February 3, 2007 with the remaining vesting to occur on February 3, 2008, 2009 and 2010.

(10)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at April 27, 2007 with the remaining vesting to occur on April 27, 2008, 2009 and 2010.

(11)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at April 28, 2007 with the remaining vesting to occur on April 28, 2008 and 2009.

(12)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at October 20, 2007 with the remaining vesting to occur on October 20, 2008 and 2009.

(13)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at August 5, 2007 with the remaining vesting to occur on August 5, 2008.

(14)

These stock options vest 20% at grant date and vest 20% per year over the next four years; 20% were vested at January 25, 2007 with the remaining vesting to occur on January 25, 2008, 2009, 2010 and 2011.

Options Exercised and Stock Vested

          The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2007 for each of the named Executive Officers.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Michael J. Cushman	—	—	—	—
Kevin R. Watson	—	—	—	—
Scott R. Louis	—	—	—	—
Roger D. Nash	—	—	—	—
Gary S. Litzsinger	—	—	—	—
Leo J. Graham	—	—	—	—

Equity Compensation Plan Information

          The following table summarizes information about the options, warrants, and rights and other equity compensation under the Corporation’s equity plans as of December 31, 2007.

EQUITY COMPENSATION PLANS

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants, and rights (#)	Weighted- average exercise price of outstanding options, warrants, and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)

Equity Compensation Plans approved by security holders (1)	723,642	$10.75	1,162,649

Equity Compensation Plans not approved by security holders	None	N/A	N/A

Total	723,642	$10.75	1,162,649

(1)

Includes options to purchase shares of Corporation Common Stock under the following shareholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan, and North Valley Bancorp 1999 Director Stock Option Plan.

Employment Agreements

          The Corporation entered into an Employment Agreement with Michael J. Cushman in 2001. The Corporation entered into an Employment Agreement with Leo J. Graham in 2004, revised in 2006. The Corporation entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005. The Corporation entered into an Employment Agreement with Kevin R. Watson in 2006.

          The Employment Agreement entered into in 2001 with Mr. Cushman had an initial term of three years with annual renewals. The Employment Agreements with Messrs. Watson, Louis, Nash, Litzsinger, and Graham have an initial term of one year and provide that they will be extended for additional one-year periods, or be at will, unless either the employee or the employer gives notice of non-renewal before the end of the term or extended term. All of the Employment Agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman, whose Employment Agreement has been extended annually since the end of its initial three year term upon the same terms and conditions. The compensation paid to each of Messrs. Cushman, Watson, Louis, Nash, Litzsinger, and Graham for years 2006 and 2007 under the terms of their respective Employment Agreements is set forth in the Summary Compensation Table on page 17 of this Proxy Statement.

          Under the terms of their respective Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and are entitled to all other benefits made available to employees of the Corporation generally.

          All Executive Officers are entitled to severance pay upon termination by the Corporation without cause in an amount ranging from six months to 24 months of current base salary, except Mr. Cushman who is also entitled to a pro rata share of the annual incentive compensation for the prior year.

POST-EMPLOYMENT COMPENSATION

Salary Continuation Agreements

          The Corporation has entered into a Salary continuation Agreement with each of the Executive Officers. The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of eight (8) to ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors:

          (1)          Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the executive’s compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

          (2)          Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit.

          (3)          Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

          (4)          Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

          (5)          Change of Control Benefit. The change of control benefit is an amount determined as follows: Executive Officer’s Fully Vested Present Value Benefit payable at age 65 for the current plan year plus two times the Executive Officer’s current Plan Year Compensation (except with respect to the Chief Executive Officer, which is 2.99 times plan year compensation). This benefit is payable only in the event of a change in control as defined in the Salary Continuation Agreement and is limited by the provisions of Internal Revenue Code section 280(g).

          In consulting with its compensation consultant, Clark Consulting, the Corporation determined that it would be more cost effective for the Corporation to acquire prepaid policies of insurance to fund these anticipated future obligations than to pay annual premiums. The Corporation, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies.

          The Corporation and the Executive Officers who have Salary Continuation Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Corporation on their lives.

          The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee’s life or for 20 years (whichever is greater):

ANNUAL RETIREMENT INCOME
Years of Credited Service

Final Average Compensation	1	2	3	4	5

$ 100,000	$6,000	$12,000	$18,000	$24,000	$30,000
120,000	7,200	14,400	21,600	28,800	36,000
140,000	8,400	16,800	25,200	33,600	42,000
160,000	9,600	19,200	28,800	38,400	48,000
180,000	10,800	21,600	32,400	43,200	54,000
200,000	12,000	24,000	36,000	48,000	60,000
250,000	15,000	30,000	45,000	60,000	75,000
300,000	18,000	36,000	54,000	72,000	90,000

Final Average Compensation	6	7	8	9	10

$ 100,000	$36,000	$42,000	$48,000	$54,000	$60,000
120,000	43,200	50,400	57,600	64,800	72,000
140,000	50,400	58,800	67,200	75,600	84,000
160,000	57,600	67,200	76,800	86,400	96,000
180,000	64,800	75,600	86,400	97,200	108,000
200,000	72,000	84,000	96,000	109,000	121,000
250,000	90,000	105,000	120,000	135,000	150,000
300,000	108,000	126,000	144,000	162,000	180,000

          Mr. Cushman began accruing retirement benefits under his Salary Continuation Agreement effective January 1, 2001, and is fully vested. Messrs. Watson, Louis, Nash, Litzsinger, and Graham began accruing retirement benefits under their Salary Continuation Agreements according to their respective hire dates.

          As of December 31, 2007, the Corporation’s aggregate accrued obligations under all Salary Continuation Agreements were $4,633,000 (includes obligations to retirees under old plans).

          The following table summarizes the retirement benefits payable to the named Executive Officers as of December 31, 2007.

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Michael J. Cushman	Salary Continuation Plan	10	$1,064,644	—
Kevin R. Watson	Salary Continuation Plan	1	$32,858	—
Scott R. Louis	Salary Continuation Plan	2	$68,899	—
Roger D. Nash	Salary Continuation Plan	2	$83,358	—
Gary S. Litzsinger	Salary Continuation Plan	3	$70,828	—
Leo J. Graham	Salary Continuation Plan	4	$257,993	—

Executive Deferred Compensation Plan

          The Executive Deferred Compensation Plan (“EDCP”), adopted by the Directors of the Corporation and North Valley Bank effective January 1, 2001 and restated effective January 1, 2006, is a nonqualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Corporation’s promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a nonqualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

          The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

          As of December 31, 2007, the Corporation’s aggregate accrued obligations under all executive deferred compensation plans were $399,000.

          The following table summarizes the nonqualified deferred compensation benefits payable to the named Executive Officers as of December 31, 2007.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year (1)($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Michael J. Cushman	—	—	$6,723	—	$68,366
Kevin R. Watson	$28,000	—	$2,141	—	$30,141
Scott R. Louis	$69,524	—	$11,243	—	$128,277
Roger D. Nash	—	—	$5,741	—	$58,383
Gary S. Litzsinger	$3,915	—	$1,026	—	$11,408
Leo J. Graham	—	—	$752	—	$7,649

(1)	Earnings credited to the accounts are based upon the terms of the Deferred Compensation Plan. The rate credited for 2007 was 10.40%.

Change in Control Agreements

          In the event of a sale, dissolution or liquidation of the Corporation or a merger or a consolidation in which the Corporation is not the surviving or resulting Corporation, a “change in control” occurs.

          All of the named Executive Officers are, upon a change in control of the Corporation, entitled under their Employment Agreements to receive the “change in control” benefits described in their Salary Continuation Agreements (see discussion of Salary Continuation Agreements above).

          All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Corporation stock option plan is set forth below.

          The North Valley Bank Executive Deferred Compensation Agreements and North Valley Bank Executive Salary Continuation Agreements provide for the acceleration of the payment of benefits to Executive Officers thereunder upon a change in control of the Corporation. Summary information regarding such agreements is set forth below, as of April 1, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name		(1)

Michael J. Cushman	Payment of Three-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$2,278,281
Kevin R. Watson	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$745,412
Scott R. Louis	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$685,161
Roger D. Nash	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$674,100
Gary S. Litzsinger	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$469,947
Leo J. Graham	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,025,999

(1)

Each amount shown in this column is the maximum, as the individual Agreements limit the amount of payment to any named Executive Officer as a result of a change in control, including the value of acceleration of any equity awards and salary continuation plans, to the maximum amount permissible to avoid an “excess parachute payment” under Section 280(g) of the Internal Revenue Code.

DIRECTOR COMPENSATION

Director Deferred Fee Plan

          The Director Deferred Fee Plan (“DDFP”), adopted by the Directors of the Corporation and North Valley Bank effective January 1, 2001 and restated effective January 1, 2006, is a nonqualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Corporation’s promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a nonqualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Corporation has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

          The Corporation and the Directors who have DDFP Agreements have also entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Corporation and North Valley Bank on their lives.

          The DDFP is embodied in a written agreement between the plan sponsor and the Director selected to participate in the plan. The Agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of Board membership prior to retirement. The Agreement provides for full vesting of deferred amounts since the Director is setting aside his or her current fees. If the individual leaves, the account balance would be paid according to the terms specified in the Agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

          As of December 31, 2007, the Corporation’s aggregate accrued obligations under the Directors Deferred Fee Plan were $2,587,000.

Components of Director Compensation

          North Valley Bancorp reviews the level of compensation of its non-employee Directors on an annual basis. To determine whether the current level of compensation for its non-employee Directors is appropriate, North Valley Bancorp has historically obtained data from a number of different sources including:

•	Publicly available data describing director compensation in peer companies;

•	Data provided by the California Banker’s Association with regard to director compensation;

•	Information obtained directly from other companies.

          During 2007, each Director (other than the Chairman) of North Valley Bancorp was paid $3,000 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments for attendance at Loan Committee meetings of North Valley Bank during 2007 were $250 per meeting. The Chairman of the Board of Directors of the Corporation was paid $5,000 for each quarterly meeting of the Board of Directors and the Chairman of the Board of Directors of North Valley Bank was paid $850 for each Board of Directors meeting during 2007. The Chairman of the Loan Committee was paid $350 per meeting during 2007. The Chairman of the Audit Committee was paid a quarterly fee of $1,000 during 2007. The Chairman of the Compensation Committee was paid a quarterly fee of $850 during 2007.

          Commencing in 1998, each non-employee Director of the Corporation has received an award of shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director. Each Director of the Corporation received 900 shares of Common Stock as his or her annual retainer in 2007, in two separate awards, being: 375 shares on August 23, 2007, and the remaining award of 525 shares on December 20, 2007.

          During 2007, cash compensation paid to Directors of the Corporation totaled $19,700 and payment of additional Director Compensation of $158,850 was deferred under the DDFP. In 2007, the Directors of the Corporation received a pro rata annual retainer of 375 shares of Common Stock valued at $22.03 per share and totaling $66,090 and 525 shares of Common Stock valued at $13.08 per share and totaling $54,936. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their health insurance premiums since January 1989.

          The following table sets forth information with regard to compensation earned by non-employee Directors in 2007. Compensation earned by employee Directors is described in the “Executive Compensation” section above.

DIRECTOR COMPENSATION TABLE

Name (1)	Fees Earned or Paid in Cash (2)($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)($)	All Other Compensation ($)	Total ($)

William W. Cox	$21,500	$15,128	—	—	$13,837	—	$50,465
Royce L. Friesen	$21,400	$15,128	—	—	$9,171	—	$45,699
Dante W. Ghidinelli	$24,250	$15,128	—	—	$7,606	—	$46,984
Kevin D. Hartwick	$20,500	$15,128	—	—	$7,049	—	$42,677
Roger B. Kohlmeier	$19,700	$15,128	—	—	—	—	$34,828
Martin A. Mariani	$19,500	$15,128	—	—	$1,291	—	$35,919
Dolores M. Vellutini	$18,000	$15,128	—	—	$6,424	—	$39,552
J.M. Wells, Jr.	$33,700	$15,128	—	—	$30,012	—	$78,840

(1)	Includes only Directors who served during 2007.

(2)	Includes cash payments made to Directors of North Valley Bancorp for meetings attended during 2007.

(3)

The amounts in this column represent the above-market or preferential earnings on any nonqualified compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2007, the interest rate paid was 10.40%, and the above-market rate was determined to be 5.80%.

          The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee Director as of December 31, 2007. There were no stock awards or stock options granted to non-employee Directors during 2007, except for the 900 shares of Common Stock as part of his or her annual retainer for 2007 awarded pursuant to the 1998 Employee Stock Incentive Plan. On January 24, 2008, stock options were granted to non-employee Directors. Directors William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Dolores M. Vellutini, and J. M. “Mike” Wells, Jr. each received stock options exercisable for 3,000 shares. On the same date, non-employee Directors Roger B. Kohlmeier and Martin A. Mariani were both granted stock options exercisable for 12,000 shares.

Name	Aggregate Stock Awards Outstanding as of 12/31/07 (1)(#)	Aggregate Option Awards Outstanding as of 12/31/07 (2)(#)	Grant Date Fair Value of Stock and Option Awards Made during 2007 ($)

William W. Cox	900	46,200	$ 15,128
Royce L. Friesen	900	18,000	$ 15,128
Dante W. Ghidinelli	900	45,000	$ 15,128
Kevin D. Hartwick	900	45,000	$ 15,128
Roger B. Kohlmeier	900	—	$ 15,128
Martin A. Mariani	900	—	$ 15,128
Dolores M. Vellutini	900	53,801	$ 15,128
J.M. Wells, Jr.	900	35,000	$ 15,128

(1)	The 900 shares of Common Stock represent the annual retainer grant pursuant to the 1998 Employee Stock Incentive Plan.

(2)	All outstanding Director stock options are 100% vested.

North Valley Bancorp 1989 Director Stock Option Plan

          Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a nonstatutory stock option to purchase 1,000 shares of the Corporation’s Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made or will be made under the 1989 Director Plan. Pursuant to the 1989 Director Plan, as of April 11, 2008, there were outstanding options to purchase 1,200 shares of Common Stock.

          Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Corporation’s Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

          The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

          The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

North Valley Bancorp 1998 Employee Stock Incentive Plan

          The North Valley Bancorp 1998 Employee Stock Incentive Plan (the “Stock Incentive Plan”) was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Corporation at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be awarded as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines “key employee” as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an “outside director,” or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation.

          Pursuant to the Stock Incentive Plan, as of April 11, 2008, there were outstanding options to purchase 538,540 shares of Corporation Common Stock. As provided in the Stock Incentive Plan, the authorization to award incentive stock options terminated on February 19, 2008.

          The award in 2007 of 900 shares of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Corporation receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

          The Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 11, 2008, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

          In the event that the Corporation is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan

          On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the “1999 Director Stock Option Plan”), pursuant to which all members of the Board of Directors are eligible for the award of non-statutory stock options to purchase shares of the Corporation’s Common Stock. Non-statutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”) and was approved by the shareholders at the 1999 Annual Meeting.

          The 1999 Director Stock Option Plan is administered by the Board of Directors. All awards of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

          All members of the Board of Directors of the Corporation and North Valley Bank, including employees of the Corporation who are directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 11, 2008, there were nine Directors eligible to participate in the 1999 Director Stock Option Plan.

          Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Corporation’s Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to ten percent of the total shares of the Corporation’s Common Stock issued and outstanding from time to time. As of April 11, 2008, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 307,251 shares of Common Stock. On the same date, there were 7,422,366 shares of Common Stock issued and outstanding. Thus, as of April 11, 2008, a total of 225,767 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

          The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Corporation are changed into or exchanged for a different number of kind of shares of stock or other securities of the Corporation or other corporation, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

          The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Corporation and any reorganization, merger or consolidation in which the Corporation is not the surviving or resulting corporation. If the Corporation is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option’s vesting schedule.

          Options granted under the 1999 Director Stock Option Plan may only be non-statutory stock options. Each option will be 20 percent exercisable or “vested” immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options is 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Corporation’s Common Stock is listed on The Nasdaq Stock Market, such fair market value shall be equal to the last transaction price reported for such date on The Nasdaq Global Select Market.

          Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

          The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Corporation only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously awarded option, without the optionee’s consent.

          No taxable income is recognized by an optionee upon the award of a non-statutory stock option under the 1999 Director Stock Option Plan. The exercise of a non-statutory stock option awarded under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Corporation will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Corporation of shares of Corporation Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Corporation.

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee consists of the following members of the Corporation’s Board of Directors: Royce L. Friesen (Chairman), William W. Cox and Martin A. Mariani. All members of the Committee are independent as defined under the Sarbanes Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the corporate governance listing standards of The Nasdaq Stock Market.

          The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long-term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer’s recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of Corporation paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Corporation’s performance against its preset goals, (2) examining the Corporation’s performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation’s market area. In January 2008, the Committee recommended, and the Board approved, the following executive salaries effective February 1, 2008: Mr. Cushman’s annual salary of $300,982; Mr. Watson’s annual salary of $196,560; Mr. Louis’ annual salary of $161,700; Mr. Nash’s annual salary of $161,700; Mr. Litzsinger’s annual salary of $120,000, and Mr. Graham’s annual salary of $179,008.

          The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the North Valley Bancorp Annual Report on Form 10-K for the year ended December 31, 2007.

Submitted by:

Royce L. Friesen, Chairman
William W. Cox
Martin A. Mariani

Compensation Committee Interlocks and Insider Participation

          During the fiscal year 2007, Michael J. Cushman participated in deliberations of the Corporation’s Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

          The Corporation has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by North Valley Bank (see “Indebtedness of Management” below). There have been no transactions, or series of similar transactions, during 2007, or any currently proposed transaction, or series of similar transactions, to which the Corporation or North Valley Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Corporation or North Valley Bank, or any shareholder owning of record or beneficially 5% or more of North Valley Bancorp Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

          Through its banking subsidiary, North Valley Bank, the Corporation has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation’s Directors, Executive Officers, holders of five percent or more of the Corporation’s Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated persons. Management believes that in 2007 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features. All loans and other extensions of credit made by North Valley Bank to the Directors and Executive Officers of the Corporation and North Valley Bank are made in compliance with the applicable restrictions of Section 22 of the Federal Reserve Act and Regulation O of the Board of Governors of the Federal Reserve System.

Director Independence

          The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the corporate governance listing standards of The Nasdaq Stock Market (“NASDAQ”).

          The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Corporation and North Valley Bank, is not independent.

PROPOSAL NO. 2
APPROVAL OF THE NORTH VALLEY BANCORP
2008 STOCK INCENTIVE PLAN

          The North Valley Bancorp 2008 Stock Incentive Plan (the “Stock Incentive Plan”) was adopted by the Corporation’s Board of Directors on February 27, 2008, and became effective as of that date, subject to the approval of the Corporation’s shareholders. The Board of Directors authorized 400,000 shares of Common Stock to be reserved for issuance pursuant to the terms of the Stock Incentive Plan.

          The terms of the Stock Incentive Plan are substantially the same as the North Valley Bancorp 1998 Employee Stock Incentive Plan (the “1998 Plan”). The 1998 Plan provides that no incentive stock options may be granted after February 19, 2008 (ten years after being adopted by the Corporation’s Board of Directors). No options have been granted under the 1998 Plan since January 24, 2008, and no further options are expected to be granted under the 1998 Plan. As of April 11, 2008, under the 1998 Plan, there were no shares reserved for the grant of additional options, and 538,540 shares were reserved for issuance pursuant to the exercise of then outstanding and unexercised options.

          The Stock Incentive Plan provides for the grant of stock options to key employees, to outside directors and to consultants and advisors who provide services to the Corporation as independent contractors. The exercise price for each option granted under the Stock Incentive Plan must be not less than 100% of the fair market value of the Common Stock on the date of grant. The North Valley Bancorp 1999 Director Stock Option Plan (the “1999 Plan”) provides for the grant of non-statutory stock options to members of the Corporation’s Board of Directors (including employee-directors) and the exercise price of each option is 85% of the fair market value of the Common stock on the date of grant. The 1999 Plan expires in 2009 (ten years after being adopted by the Corporation’s Board of Directors). No options have been granted under the 1999 Plan since January 25, 2001, and the Board of Directors has determined that no further options should be granted under the 1999 Plan (pending shareholder approval of the Stock Incentive Plan). That is, all options granted to members of the Board of Directors (after approval of the Stock Incentive Plan by the shareholders) will have an exercise price not less than 100% of fair market value, rather than 85% of fair market value as stipulated in the 1999 Plan. As of April 11, 2008, under the 1999 Plan, 225,767 shares were reserved for the grant of additional options, and 307,251 shares were reserved for issuance pursuant to the exercise of then outstanding and unexercised options.

          The text of the Stock Incentive Plan is set forth in Appendix C to this Proxy Statement. Shareholders are urged to read the Stock Incentive Plan in its entirety. The following is only a summary of the material provisions of the Stock Incentive Plan and is qualified in its entirety by reference to the Stock Incentive Plan in Appendix C. Any capitalized terms which are used in this summary description but not defined have the meanings assigned to them in the Stock Incentive Plan.

Purpose

          The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options (“ISOs”) or non-statutory stock options (“NSOs”) to key employees and also provides for the award of NSOs and shares of Common Stock to outside directors. The Stock Incentive Plan defines “key employee” as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an “outside director”, or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation (although no consultant or advisor was ever granted an option under the 1998 Plan and no such grant under the Stock Incentive Plan is presently contemplated by the Board of Directors). For purposes of the Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation. The Stock Incentive Plan is intended to aid the Corporation in its efforts to attract and retain such individuals.

          The Board believes that the Stock Incentive Plan will enable the Corporation to continue to attract and retain highly qualified individuals capable of implementing the Corporation’s long-term strategic goals and objectives. The Board further believes that the Stock Incentive Plan will provide the Corporation with the means to motivate high levels of performance by key employees and outside directors in order to increase shareholder value.

          The Committee of the Board of Directors that will administer the Stock Incentive Plan (the “Committee”) expects to use option awards under the Stock Incentive Plan as its primary method of providing stock-based incentive compensation to key employees and outside directors over the next few years. The Stock Incentive Plan provides that ISOs under the Stock Incentive Plan may not be granted at less than 100% of fair market value of the Common Stock on the grant date, which means that a participant stands to gain nothing from an award unless the market value of the Corporation’s Common Stock increases over time. The Board believes that the Stock Incentive Plan directly ties management’s and directors’ interests to those of the shareholders and that approval of the Stock Incentive Plan is in the shareholders’ best interests.

Options

          The Stock Incentive Plan provides for the grant to key employees of stock options, which may consist of NSOs and ISOs. The Stock Incentive Plan also provides for the grant to outside directors, and to consultants and advisers to the Corporation, of stock options, all of which must be NSOs. The shares of Common Stock authorized to be granted as options under the Stock Incentive Plan shall consist of 400,000 shares of the Corporation’s Common Stock. Effective January 1, 2009, and on each January 1 thereafter for the remaining term of the Stock Incentive Plan, the aggregate number of shares of Common Stock which may be issued under the terms of the Stock Incentive Plan shall be increased by a number of shares of Common Stock equal to 2% of the total number of the shares of Common Stock of the Corporation outstanding at the end of the most recently concluded calendar year. Any shares of Common Stock that have been reserved but not issued as options during any calendar year shall remain available for grant during any subsequent calendar year.

Stock Awards

          Each outside director of the Corporation shall also be eligible to receive a stock award of 900 shares of Common Stock of the Corporation as part of his or her annual retainer paid by the Corporation for his or her services as a director. Such stock award shall be fully vested when granted to the outside director. The number of shares of Common Stock of the Corporation available as stock awards to outside directors shall equal the number of shares of Common Stock of the Corporation to be awarded to such outside directors.

Participants

          Key employees, outside directors and consultants and advisers to the Corporation are eligible for the grant of options under the Stock Incentive Plan. However, eligibility for the grant of ISOs is limited to key employees of the Corporation or its parent or any subsidiaries of the Corporation who are common-law employees. Consultants and advisors and non-employee directors of the Corporation are not eligible for grants of ISOs under the Stock Incentive Plan. The exercise price of ISOs to key employees who are common-law employees and who own 10% or more of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any subsidiary of the Corporation must equal at least 110% of the fair market value of the Common Stock on the date of grant and the term of such an ISO may not be greater than 5 years. An outside director is eligible to receive the grant of NSOs, in addition to a stock award of 900 shares of Common Stock as part of his or her annual retainer payment from the Corporation.

Administration

          The Stock Incentive Plan will be administered by a Committee appointed by the Board. The Committee shall have membership composition which enables the Stock Incentive Plan to qualify under Rule 16b-3 of the Securities and Exchange Commission with regard to the grant of Options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

Termination

          If approved by the shareholders, the Stock Incentive Plan shall continue in effect until all shares of stock available for grant or awards under the Stock Incentive Plan shall have been acquired through exercise of options or awards. However, no ISOs may be granted under the Stock Incentive Plan after February 26, 2018. The Stock Incentive Plan may be terminated at such earlier time as the Board of Directors may determine.

Terms of Stock Options

          Options granted pursuant to the Stock Incentive Plan need not be identical. The exercise price under each option shall be established by the Committee, but in no event will the exercise price for ISOs be less than 100% of the fair market value of the stock on the date of grant; provided, however, that any ISO granted to a 10% owner shall comply with the limitations described above. The Stock Incentive Plan defines “fair market value” as the market price of shares of Common Stock, determined by the Board, which shall be equal to the last transaction price reported by the applicable composite transactions report for such date. Whenever possible, the determination of fair market value by the Board shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons. The last sale price per share of the Corporation’s Common Stock as reported on The Nasdaq Global Select Market on April 11, 2008, was $10.26.

          The exercise price of any option must be paid in full at the time of exercise. The exercise price may be paid in cash or, as acceptable to the Committee by arrangement with a broker where payment of the option price is guaranteed by the broker, by the surrender of shares of the Corporation owned by the participant exercising the option and having a fair market value on the date of exercise equal to the exercise price, or by any combination of the foregoing equal to the exercise price. The Board may, at its discretion, accept payment for all or any part of the exercise price of any option in the form of shares of Common Stock of the Corporation which have already been owned by the optionee for such duration as shall be specified by the Board; or accept payment for all or any part of the exercise price of any option by the delivery (on a form prescribed by the Board) of an irrevocable direction to pledge shares of Common Stock of the Corporation to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the exercise price and any withholding taxes; or accept payment for the exercise price of any option in the form of a full-recourse promissory note, provided that to the extent required by applicable law, the par value of the Common Stock of the Corporation shall be paid in cash; or payment of the exercise price of any option may be made in any other form that is consistent with applicable laws, regulations and rules, including but not limited to a so-called “cashless exercise” by which the optionee elects to have the Corporation withhold shares having a value equal to the exercise price from the total number of shares of Common Stock that otherwise would be received by the optionee upon his or her exercise of the option.

          Options shall have such terms and be exercisable in such manner and at such times as the Committee may determine. However, each ISO must expire within a period of not more than ten (10) years from the grant date. Unless otherwise provided in the option agreement, each option shall be transferable only by will or the law of descent and distribution and shall only be exercisable by the participant during his or her lifetime.

          The Committee may, at any time prior to exercise and subject to consent of the optionee, amend, modify or cancel any options previously granted and may or may not substitute in their place options at a different price and of a different type under different terms or in different amounts.

Federal Income Tax Consequences

          The following discussion of the federal income tax consequences of the Stock Incentive Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

          ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

          An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is treated as long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee’s adjusted basis in the stock (usually the option price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Corporation is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Corporation will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

          An employee is not taxed on the grant of a NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Corporation is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Corporation does not receive a deduction for this gain.

          The award of Common Stock to an outside director will be fully taxable to the director at the time of the grant. The Corporation will be entitled to an income tax deduction in the amount recognized by the director as ordinary income. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxable at long-term capital gain rates.

Plan Benefits

          The Committee has full discretion to determine the number and amount of options to be granted under the Stock Incentive Plan. Therefore, the benefits and amounts that will be received by each of the executive officers named in the Summary Compensation Table, the executive officers as a group and all other key management employees under the Stock Incentive Plan are not presently determinable. Details on stock options granted during 2007 and outstanding as of December 31, 2007 to the executive officers named in the Summary Compensation Table are presented herein in the tables entitled “2007 Grants of Plan-Based Awards Table” and “Outstanding Equity Awards at Fiscal Year-End Table”.

Required Vote

          Approval of the proposed Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Meeting.

Recommendation of Management

          The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote “FOR” its ratification and approval.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee consists of the following members of the Corporation’s Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Corporation’s independent registered public accounting firm.

          Management is responsible for the Corporation’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and generally accepted accounting principles and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

          The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. The Committee’s primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation’s independent registered public accounting firm and internal audit department; (3) evaluate the Corporation’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent registered public accounting firm, financial and senior management, counsel, the internal audit department and the Board of Directors.

          The Audit Committee has been updated quarterly on management’s process to assess the adequacy of the Corporation’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Corporations internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the Corporation’s internal control assessment process, management’s assessment with respect thereto and the independent registered public accounting firm’s evaluation of the Corporation’s system of internal control over financial reporting.

          It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Corporation’s financial statements and internal control over financial reporting. Furthermore, the Committee’s discussions with management and the independent registered public accounting firm do not provide the Committee with any other independent basis to determine or assure that the Corporation’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation’s independent registered public accounting firm are in fact “independent.”

          The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2007 with the Corporation’s management. The Committee has discussed with Perry-Smith LLP, the Corporation’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

          The Committee has recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Registered Public Accounting Firm for the Corporation for the fiscal year 2008.

Submitted by:

Dante W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The firm of Perry-Smith LLP served the Corporation as the Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2007. Perry-Smith LLP was recommended by the Audit Committee of the Board of Directors to serve as the Independent Registered Public Accounting Firm for the 2008 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the fiscal year 2007.

          During the period covering the fiscal years ended December 31, 2007 and 2006, Perry-Smith LLP performed the professional services described below. No other services were provided in 2007 and 2006.

Description	2007	2006

Audit Fees (1)	$285,000	$238,000
Audit-Related Fees (2)	$28,000	$21,000
Tax Fees (3)	$64,000	$51,800
All Other Fees (4)	$15,000	—

(1)

Audit fees consist of fees for professional services rendered for the audit of the Corporation’s consolidated financial statements, audit of internal control over financial reporting, review of consolidated financial statements included in the Corporation’s quarterly reports and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees represent fees for the audit of the Corporation’s employee benefit plans.

(3)	Tax fees consist primarily of compliance fees for the preparation of tax returns.

(4)

All other fees include professional services in connection with the Agreement and Plan of Merger entered into on April 10, 2007, with Sterling Financial Corporation and terminated effective December 1, 2007.

          The Audit Committee of the Board of Directors has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2007. The Audit Committee has discussed with Perry-Smith LLP, the Corporation’s Independent Registered Public Accounting Firm, the matters required to be discussed under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees). The Audit Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (independence discussions with audit committees), and the Audit Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

          The Audit Committee consists of the following members of the Corporation’s Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Audit Committee has recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

          The firm of Perry-Smith LLP, which served the Corporation as Independent Registered Public Accounting Firm for the 2007 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation as the Corporation’s Independent Registered Public Accounting Firm for the 2008 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Registered Public Accounting Firm, the Proxies will be voted for a substitute independent registered public accounting firm to be designated by the Audit Committee.

          The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the 2007 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

Required Vote

          The approval of the ratification of the appointment of Perry-Smith LLP as the Corporation’s Independent Registered Public Accounting Firm for the 2008 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Meeting.

Recommendation of Management

          The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Perry-Smith LLP be appointed to serve as the Corporation’s Independent Registered Public Accounting Firm for the year 2008 and recommends a vote “FOR” ratification of the appointment of Perry-Smith LLP.

          A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.

SHAREHOLDER PROPOSALS

          The Corporation’s 2009 Annual Meeting of Shareholders is scheduled for May 28, 2009. Shareholder proposals must be received by the Corporation no later than December 31, 2008, to be considered for inclusion in the Proxy Statement and Proxy for the 2009 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 31, 2008, deadline.

OTHER MATTERS

          The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

By Order of the Board of Directors,

/s/ Leo J. Graham

Leo J. Graham
Corporate Secretary
Redding, California
April 22, 2008

APPENDIX A

AUDIT COMMITTEE CHARTER

1.       General Purpose:

          The Audit Committee of North Valley Bancorp (“Bancorp”) is a committee comprised of at least three independent directors of North Valley Bancorp and will include an independent director from each of Bancorp’s subsidiary banks. The Audit Committee will represent the Bancorp and all of its subsidiary banks, (the “Corporation”), for purpose of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Bancorp and Banks’ Boards of Directors in fulfilling the Boards’ oversight responsibilities with respect to:

          1)     The integrity of the Corporation’s financial statements, financial reporting processes and systems of internal control regarding finance, accounting, security, regulatory and legal compliance;

          2)     The independence, qualifications and performance of the Corporation’s independent auditors;

          3)     The performance of the Corporation’s internal audit function and internal auditor;

          4)     Communications among the independent auditors, management, the internal auditing department, and the Boards of Directors;

          5)     Procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters; and

          6)     Performance of Risk Management Program and of Chief Risk Officer.

2.       Statement of Policy:

          The Audit Committee shall provide assistance to the directors of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Corporation. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Corporation’s reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Corporation. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Corporation shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Bancorp and Banks’ Boards of Directors so as to keep the individual Bancorp and Banks’ Boards up to date on the activities of the Audit Committee in assisting the Boards’ with their oversight responsibilities.

3.       Member Independence and Qualifications:

          All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (SEC) and The Nasdaq National Market (NASDAQ) applicable to audit committee members as in effect from time to time, when and as required by the SEC and NASDAQ. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Bancorp or any current subsidiary of the Bancorp at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet The Nasdaq financial sophistication requirements and would also meet the definition of an audit committee financial expert under the Securities Exchange Act of 1934, as amended.

4.       Member Compensation:

          The members of the committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (i) accept any consulting, advisory, or other compensatory fee from Corporation or its affiliates or (ii) be an affiliated person of Corporation or its subsidiary. Compensation for committee membership will be as set by the North Valley Bancorp Board of Directors.

5.       Responsibilities Related to Registered Public Accounting Firms and Audit Firms:

          The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm (“Independent Auditor”), or any audit firm employed by the Corporation and each such firm shall report directly to the Audit Committee. The Audit Committee’s retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

          The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Corporation to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

          The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor’s most recent quality-control review; (3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancorp and/or its affiliates, consistent with the Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

          The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

          The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

          The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Corporation of individuals formerly employed by the Independent Auditor.

          The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

          The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

          The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6.       Oversight of the Integrity of the Financial Statements:

          Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancorp’s 10-K filings.

          The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancorp’s 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

          The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

          The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of Bancorp’s financial statements.

7.       Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief Risk Officer:

          The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

          The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

          The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Corporation’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

          The Audit Committee shall review significant Audit and Risk Review Reports (“Reports”) and/or recommendations prepared by Audit and Risk Management and review management’s responses to the Reports and/or recommendations.

          The Audit Committee shall discuss material legal matters with the General Counsel of the holding company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

          The Audit Committee shall review and approve the quarterly allowances for loan and lease losses and reports of Internal Auditors and communicate said reports to Bancorp and Bank Boards of Directors.

          The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

          The Audit Committee shall review the results of management’s efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

          The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancorp’s annual proxy statement.

          The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Bancorp’s Board for approval.

8.       Compliance Oversight Responsibilities:

          Obtain from the Independent Auditor assurance that Section 10a(b) of the Exchange Act has not been implicated.

          The Audit Committee shall have oversight responsibility for the Banks’ compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Banks’ performance under this Act and recommend appointment by the appropriate Bank Board of the Community Reinvestment Act Officer.

          In the event that a Suspicious Activity Report (“SAR”) must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to any of the Banks, a recommendation by the Bank’s legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

          The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

9.       Complaints:

          The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Corporation will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

10.     Meetings:

          Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

11.     Minutes:

          The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancorp or the Banks. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

12.     Voting:

          Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or Bylaws of Bancorp or Banks or applicable law.

13.     Telephone Conference Meetings:

          Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

14.     Amendments:

          This Charter of the Audit Committee may be amended only by a resolution of Bancorp’s Board.

APPENDIX B

NOMINATING COMMITTEE CHARTER

PURPOSE

          The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

          The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Marketplace Rules.

NOMINATION PROCESS

1.	The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2.

Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3.

Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4.

Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5.

Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

          The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation’s proxy solicitation materials or to fill vacancies in accordance with the Corporation’s bylaws.

MINUTES

          The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

          Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

APPENDIX C

NORTH VALLEY BANCORP

2008 STOCK INCENTIVE PLAN

          ARTICLE 1.          INTRODUCTION

          The Plan was adopted by the Board on February 27, 2008, subject to approval by the Company’s shareholders.

          The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Employees, including Outside Directors, to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees and Outside Directors with exceptional qualifications and (c) linking Key Employees and Outside Directors directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Awards or Options (which may constitute incentive stock options or nonstatutory stock options).

          The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

          ARTICLE 2.          ADMINISTRATION

          2.1.          Committee Composition. The Plan shall be administered by the Board or by one or more committees of the Board duly appointed for this purpose by the Board. Discretionary grants of Awards to Key Employees, including Outside Directors, may be made by, and all discretion with respect to the material terms of such Awards may be exercised by, either (a) the Board or (b) a duly appointed committee of the Board composed solely of two (2) or more Outside Directors having full authority to act in the matter. Once appointed, a committee shall administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, and shall continue to serve until otherwise directed by the Board.

          2.2.           Committee Responsibilities. The Committee shall:

(a)	Select the Key Employees who are to receive Awards under the Plan;

(b)	Determine the type, number, vesting requirements and other features and conditions of such Awards;

(c)      Establish the terms and conditions required or permitted to be included in each Stock Option Agreement, or any amendment thereto, including whether an Option to be granted thereunder shall be an ISO or a NSO;

(d)	Interpret the Plan; and

(e)	Make all other decisions relating to the operation of the Plan.

          The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

          ARTICLE 3.          SHARES AVAILABLE FOR GRANTS

          3.1.          Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award as Options under the Plan shall be 400,000 shares. Effective January 1, 2009 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued as Options under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of the shares of common stock of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Options during any calendar year shall remain available for grant during any subsequent calendar year.

          3.2.          Additional Shares. If Options terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Award under the Plan.

          ARTICLE 4.          ELIGIBILITY

          4.1.          General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall also be eligible to receive Stock Awards described in Article 8.

          4.2,          Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

          ARTICLE 5.          OPTIONS

          5.1.          Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

          5.2.          Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

          5.3.          Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of a NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

          5.4.          Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service, subject to compliance with section 422 of the Code in the case of a Stock Option Agreement for an ISO but solely at the discretion of the Committee in the case of a Stock Option Agreement for a NSO.

          5.5.          Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

          5.6.          Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

          ARTICLE 6.          PAYMENT FOR OPTION SHARES

          6.1.          General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

(a)          In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

(b) In the case of a NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

          6.2.          Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

          6.3.          Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.4.          Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.5.          Cashless Exercise and Other Forms of Payment. To the extent that this Section 6.5 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules, including but not limited to an election by the Optionee (on a form prescribed by the Company) to exercise the Options by having the Company withhold Common Shares (having a value equal to the Exercise Price) from the total Common Shares that otherwise would be received by the Optionee upon exercise of the Options.

          ARTICLE 7.          PROTECTION AGAINST DILUTION

          7.1.          Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(a) The number of Options available for future Awards under Article 3;

(b) The number of Common Shares covered by each outstanding Option; or

(c) The Exercise Price under each outstanding Option.

          Except as provided in this Article 7, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock or other dividend or any other increase or decrease in the number of shares of stock of any class.

          7.2.          Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Stock Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide (by way of example) for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting, or for settlement in cash or other consideration.

          ARTICLE 8.          PAYMENT OF DIRECTOR’S FEES IN SECURITIES

          8.1.          Effective Date. No provision of this Article 8 shall be effective unless and until the Board has determined to implement such provision.

          8.2.          Receipt of Stock Awards. An Outside Director shall be entitled to receive a Stock Award of nine hundred (900) shares of Common Stock as part of his or her annual retainer payment from the Company. Such Stock Awards shall be granted as prescribed by the Board under the Plan. Such an Award shall be fully vested when granted to the Outside Director. In the event the shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock, or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, the Board shall substitute for or add to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to a Stock Award under this Section 8.2, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No right to fractional shares of Common Stock shall result from any adjustment in Stock Awards pursuant to this Section 8.2. In case of any such adjustment, the shares will be rounded down to the nearest whole share.

          8.3.         Number of Stock Awards. The number of Common Shares available to be granted to Outside Directors as Stock Awards shall equal the number of Common Shares to be issued to such Outside Directors.

          ARTICLE 9.          LIMITATION ON RIGHTS

          9.1.          Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company’s certificate of incorporation and Bylaws and a written employment agreement (if any).

          9.2.          Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares.

          9.3.          Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

          ARTICLE 10.          LIMITATION ON PAYMENTS

          10.1.        Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent registered public accounting firm most recently selected by the Board (the “Registered Public Accounting Firm”) determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

          10.2.         Reduction of Payments. If the Registered Public Accounting Firm determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 10, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Registered Public Accounting Firm under this Article 10 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

          10.3.         Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Registered Public Accounting Firm hereunder, it is possible that Payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional Payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Registered Public Accounting Firm, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Registered Public Accounting Firm believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Registered Public Accounting Firm determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

          10.4.         Related Corporations. For purposes of this Article 10, the term “Company” shall include affiliated corporations to the extent determined by the Registered Public Accounting Firm in accordance with section 280G(d)(5) of the Code.

          ARTICLE 11.          WITHHOLDING TAXES

          11.1.         General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

          11.2.         Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

          ARTICLE 12.          ASSIGNMENT OR TRANSFER OF AWARDS

          12.1.         General. Except as provided in Article 11 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 12 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant’s death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

          ARTICLE 13.          FUTURE OF THE PLAN

          13.1.         Term of the Plan. The Plan, as originally adopted, shall become effective on February 27, 2008. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after February 26, 2018.

          13.2.         Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

          ARTICLE 14.           DEFINITIONS

          14.1.          “Award” means any award of an Option or a Stock Award under the Plan.

          14.2.         “Board” means the Company’s Board of Directors, as constituted from time to time.

          14.3.          “Change in Control” means the occurrence of any of the following events with respect to the Company or North Valley Bank: (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company’s shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company or North Valley Bank in which the Company or North Valley Bank does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company or North Valley Bank having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company or North Valley Bank, reflected in the most recent balance sheet of the Company or North Valley Bank; (iv) a transaction whereby any “person” (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of the Company in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control.

          14.4.          “Code” means the Internal Revenue Code of 1986, as amended.

          14.5.          “Committee” means a committee of the Board, as described in Article 2.

          14.6.          “Common Share” means one share of the no par value common stock of the Company.

          14.7.          “Company” means North Valley Bancorp, or its successor.

          14.8.         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          14.9.          “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

          14.10.        “Fair Market Value” means the market price of Common Shares, determined by the Committee as follows:

(a)          If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

(b)          If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

(c)          If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(d)          If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

          Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

          14.11.     “ISO” means an incentive stock option described in section 422(b) of the Code.

          14.12.     “Key Employee” means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

          14.13.     “NSO” means a stock option not described in sections 422 or 423 of the Code.

          14.14.     “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

          14.15.     “Optionee” means an individual or estate who holds an Option.

          14.16.     “Outside Director” shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

          14.17.     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          14.18.     “Participant” means an individual or estate who holds an Award.

          14.19.     “Plan” means the North Valley Bancorp 2008 Stock Incentive Plan, as amended from time to time.

          14.20.     “Stock Award” means the award of a Common Share to an Outside Director.

          14.21.     “Stock Option Agreement” means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

          14.22.     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          ARTICLE 15.          EXECUTION

          To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

NORTH VALLEY BANCORP

By	/s/ M. J. Cushman

M. J. Cushman, President/CEO

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect as Directors the nominees set forth below:			WITHHOLD
			FOR	AUTHORITY			FOR	AGAINST	ABSTAIN
	01 Michael J. Cushman 02 Dante W. Ghidinelli 03 Kevin D. Hartwick 04 Roger B. Kohlmeier 05 William W. Cox 06 Dolores M. Vellutini	07 Royce L. Friesen 08 Martin A. Mariani 09 J.M. “Mike” Wells, Jr.	☐	☐	2.	To ratify and approve the 2008 Stock Incentive Plan.	☐	☐	☐
							FOR	AGAINST	ABSTAIN
					3.	To ratify the appointment of Perry-Smith LLP as Independent Registered Public Accounting Firm for 2008.	☐	☐	☐

	(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee’s name on the list above.)				4.	In their discretion the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

						I PLAN TO ATTEND THE MEETING			☐

Dated:	, 2008

Signature

Signature if held jointly

Please mark, date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE

http://www.proxyvoting.com/novb		1-866-540-5760

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PROXY	NORTH VALLEY BANCORP	PROXY

Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp for the Annual Meeting of Shareholders, May 22, 2008

          The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 22, 2008, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Kevin R. Watson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the “Corporation”), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 22, 2008 at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” RATIFICATION AND APPROVAL OF THE 2008 STOCK INCENTIVE PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” RATIFICATION AND APPROVAL OF THE 2008 STOCK INCENTIVE PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

(Continued, and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲	FOLD AND DETACH HERE	▲